SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2002

First Community Corporation
(Exact name of registrant
as specified in its charter)

South Carolina	000-28344	57-1010751

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina 29072
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (803) 951-2265

Not Applicable
(Former name or former address, if changed since last report.)

SIGNATURES
EXHIBIT INDEX
CERTIFICATION OF CEO & CFO

Item 9. Regulation FD Disclosure.

     On August 9, 2002, the Chief Executive Officer, Michael C. Crapps, and the Chief Financial Officer, Joseph G. Sawyer, each furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By: /s/ Joseph G. Sawyer Name: Joseph G. Sawyer Title: Chief Financial Officer

Dated: August 9, 2002

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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